 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	September 10, 2013

Commission File Number	000-31380

APPLIED MINERALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	82-0096527
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

110 Greene Street – Suite 1101, New York, NY	10012
(Address of principal executive offices)	(Zip Code)

(800) 356-6463
(Issuer’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230-425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 10, 2013, the Board of Directors increased the number of directors on the Board of Directors from four to five and appointed Mr. Mario Concha as a director.  Mr. Concha’s appointment increases the number of independent directors on the Board of Directors from two to three.

A press release describing Mr. Concha’s appointment is attached as Exhibit 99.1.

ITEM 8.01	Other Events

The 2013 Annual Meeting of Applied Minerals, Inc. will be held on December 5, 2013 at 3:00 PM Eastern at the Concierge Conference Center located at 780 Third Avenue, New York, N.Y.  The record date for the meeting will be October 11, 2013.

A press release regarding the 2013 Annual Meeting is attached as Exhibit 99.2.

ITEM 9.01	Financial Statements and Exhibits

Exhibit 99.1   Press Release
Exhibit 99.2   Press Release

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

APPLIED MINERALS, INC.

Dated:	September 12, 2013	/s/ ANDRE ZEITOUN
By: Andre Zeitoun
President and Chief Executive Officer